SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 27, 2007

NeoMedia Technologies, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 Second Street, Suite #600, Fort Myers, Florida	33901
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (239) 337-3434

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 27, 2007, NeoMedia Technologies, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with Cornell Capital Partners, LP (the “Buyer” and together with the Company, the “Parties”) pursuant to which the Company issued and sold to the Buyer (i) up to Seven Million Four Hundred Fifty-Eight Thousand Six Hundred Fifty-One Dollars ($7,458,651) of secured convertible debentures (the “Debenture”) which shall be convertible into shares of the Company’s common stock, par value $0.01 per share (“Common Stock”) and (ii) warrants to acquire up to One Hundred Twenty-Five Million (125,000,000) additional shares of Common Stock (the “Warrants”) of which Seven Million Four Hundred Fifty-Eight Thousand Six Hundred Fifty-One Dollars ($7,458,651) was funded on March 27, 2007 for a total purchase price of up to Seven Million Four Hundred Fifty-Eight Thousand Six Hundred Fifty-One Dollars ($7,458,651). In connection with the SPA, the Company paid, directly out of the proceeds of this funding, a commitment fee equal to ten percent (10%) of the purchase price to Yorkville Advisors, LLC (“Yorkville”), a structuring fee equal to Thirty-Five Thousand Dollars ($35,000) to Yorkville, accrued liquidated damages equal to $1,311,814 previously owed to the Buyer and accrued interest equal to 365,972 previously owed to the Buyer.

Interest accrues on the outstanding principal balance of the Debenture at an annual rate equal to thirteen percent (13%) through March 27, 2009. The Debentures are convertible into shares of Common Stock at the option of the Buyer, in whole or in part at any time and from time to time, after the Issuance Date (as defined in the Debenture) subject to certain limitations on conversion set forth therein. The number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding amount of the Debenture to be converted by (y) the lesser of (i) $0.05 (subject to certain adjustments set forth in the Debenture) or (ii) ninety percent (90%) of the lowest volume weighted average price during the thirty (30) trading days immediately preceding the date of conversion as quoted by Bloomberg, LP. The Company shall not effect any conversions of the Debenture and the Buyer shall not have the right to convert any portion of the Debenture or receive shares of Common Stock as payment of interest hereunder to the extent that after giving effect to such conversion or receipt of such interest payment, the holder, together with any affiliate thereof, would beneficially in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion or receipt of shares as payment of interest. However, the Buyer may waive this provision (but only as to itself and not to any other holder) upon not less than sixty-five (65) days prior notice to the Company.

The Warrant is exercisable through March 27, 2012 (the “Expiration Date”) at an exercise price of Four Cents ($0.04) per share. In no event shall the Buyer be entitled to exercise the Warrant for a number of Warrant shares in excess of that number of Warrant shares which, upon giving effect to such exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the Buyer and its affiliates to exceed 4.99% of the outstanding shares of the Common Stock following such exercise, except within sixty (60) days of the Expiration Date. However, the Buyer may waive this provision (but only as to itself and not to any other holder) upon not less than sixty-five (65) days prior notice to the Company.

The Debenture is secured by a continuing grant of a security interest in all of the assets of the Company and of certain of the Company’s subsidiaries as evidenced by: (a) certain Pledged Property, as such term is defined in that certain Pledge and Security Agreement, dated on or about August 24, 2006, by and between the Parties and perfected pursuant to a UCC-1 initially filed with the Delaware Department of State (the UCC Filing Section) on August 25, 2006 (Filing No. 62970861),. later amended on November 14, 2006 (Amendment No. 63963113) and filed with the Florida Secured Transaction Registry on August 25, 2006 (Filing No. 200603546313) and further amended on November 14, 2006 (Filing No. 200604142828); (b) certain Pledged Property, as such term is defined in that certain Security Agreement, of even date with the SPA, by and between the Parties (the “Security Agreement”); and (c) certain Patent Collateral, as such term is defined in that certain Security Agreement (Patent), of even date with the SPA, by and between the Parties. In connection with the Security Agreement, the Parties entered into that certain Pledge Shares Escrow Agreement, of even date with the SPA, pursuant to which the Company granted to the Buyer an irrevocable, first priority security interest in certain Pledged Shares (as defined therein and which include all of the Company’s shares of stock of its subsidiary, 12Snap AG) as security for the Obligations (as such term is defined in the Security Agreement).

In connection with the SPA, the Parties executed: (i) an Investor Registration Rights Agreement, of even date with the SPA, pursuant to which the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended and the rules and regulations promulgated there under and applicable state securities laws; (ii) those certain Irrevocable Transfer Agent Instructions, of even date with the SPA, with Worldwide Stock Transfer, LLC, as transfer agent and (iii) that certain Master Amendment Agreement, of even date with the SPA, pursuant to which the Company shall, among other things, pay to the Buyer the Accrued Interest and the Accrued Liquidated Damages as such terms are defined therein, to re-file its amended Registration Statement on Form S-3 with the SEC on or before April 12, 2007 and use its best efforts to have the Registration Statement declared effective by the SEC not later than May 10, 2007.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Not applicable.

(b) Not applicable.

(c) Not applicable.

(d) Exhibits No. Description:

Exhibit No.	Item	Location

Exhibit 10.1	Securities Purchase Agreement, dated March 27, 2007, by and between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.2	Investor Registration Rights Agreement, dated March 27, 2007, by and between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.3	Secured Convertible Debenture, dated March 27, 2007, issued by the Company to Cornell Capital Partners, LP	Provided herewith

Exhibit 10.4	Irrevocable Transfer Agent Instructions, dated March 27, 2007, by and among the Company, Cornell Capital Partners, LP and Worldwide Stock Transfer, LLC	Provided herewith

Exhibit 10.5	Warrant, dated March 27, 2007, issued by the Company to Cornell Capital Partners, LP	Provided herewith

Exhibit 10.6	Master Amendment Agreement, dated March 27, 2007, by and between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.7	Security Agreement, dated on or about August 24, 2006, by and between the Company and Cornell Capital Partners, LP	Incorporated by referenced to Exhibit 10.3 to the Company’s Current Report on Form 8-K dated August 24, 2006 as filed with the SEC on August 30, 2006

Exhibit 10.8	Security Agreement, dated March 27, 2007, by and between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.9	Security Agreement (Patent), dated March 27, 2007, by and between the Company and Cornell Capital Partners, LP	Provided herewith

Exhibit 10.10	Pledge Shares Escrow Agreement, dated March 27, 2007, by and between the Company and Cornell Capital Partners, LP	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 29, 2007	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Charles W. Fritz
Name: Charles W. Fritz Its: Acting Chief Executive Officer